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                                                                  Exhibit 10.19


                              AMENDED AND RESTATED
                           CONVERTIBLE PROMISSORY NOTE

                                                                   July 1, 2005


         FOR VALUE RECEIVED, Alternative Construction Company, Inc., a Florida corporation ("Maker"), promises to pay to Paul Janssens, sole-owner of Quality Metal Systems, LLC. ("Payee"), and previous sole-shareholder of Alternative Construction Technologies, Inc., in lawful money of the United States of America, the principal sum of Six Hundred Twenty-Nine Thousand Eight Hundred and Ninety-Four Dollars and Sixty Cents ($629,894.60), in accordance with schedule on Exhibit A.

         This Amended and Restated Promissory Note (the "Promissory Note") has been executed and delivered pursuant to and in accordance with the terms and conditions of the Purchase Agreement, dated as of December 15, 2004, by and between Maker and Payee (the "Agreement"), and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. This Promissory Note replaces and amends the Amended and Restated Convertible Promissory Note dated March 10, 2005 originally delivered by Maker to Payee (the "Original Note"). The Original Note is now cancelled and void. Capitalized terms used in this Promissory Note without definition shall have the respective meanings set forth in the Agreement.

This Amended and Restated Promissory Note (the "Promissory Note") has been executed and delivered pursuant to and in accordance with the terms and conditions of the Purchase Agreement, dated as of December 15, 2004, by and between Maker and Payee (the "Agreement"), and is subject to the terms and conditions of the Agreement, which are, by this reference, incorporated herein and made a part hereof. This Promissory Note replaces and amends the Amended and Restated Convertible Promissory Note dated March 10, 2005 originally delivered by Maker to Payee (the "Original Note"). The Original Note is now cancelled and void. Capitalized terms used in this Promissory Note without definition shall have the respective meanings set forth in the Agreement.

1. PAYMENTS

1.1 PRINCIPAL AND INTEREST

      The principal amount of this Promissory Note shall be due and payable on August 31, 2005.

1.2 MANNER OF PAYMENT

         All payments on this Promissory Note shall be made by certified or bank check or wired funds to the Payee.

         If any payment on this Promissory Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Promissory Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of New York.


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1.3 OPTIONAL PREPAYMENT

         Maker may, without premium or penalty, at any time and from time to time, prepay all of any portion of the outstanding principal balance due under this Promissory Note together with interest accrued and due to the date of payment.

1.4 CONVERSION

         Five Hundred Twenty-Nine Thousand Eight Hundred and Ninety-Four Dollars and Sixty Cents ($529,894.60) will be converted into Two Hundred Thousand (200,000) Shares of Common Stock at any time, but no later than the company's active trading on the OTC Bulletin Board ("Next Round").

         One Hundred Thousand Dollars ($100,000.00) may be converted into Common shares at the discretion of the Holder, upon mutually agreed upon terms of the Payee and Maker.

2. DEFAULTS

2.1 EVENTS OF DEFAULT

         The occurrence of any one or more of following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

         (a) If Maker shall fail to pay when due the principal amount of this Promissory Note.

         (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal and state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing in its ability to pay its debts as they become due.

         (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 120 days.

2.2 REMEDIES

         Upon the occurrence of an Event of Default hereunder Payee may, exercise any and all rights and remedies available to them under applicable law, including, without limitation, the right to collect from Maker all sums due under this Promissory Note, together with interest on all amount which remain unpaid, at the rate of twelve (12%) per annum. Maker shall also pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Promissory Note, including, without limitation, reasonable attorneys" fees and costs of collection.


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3. MISCELLANEOUS

3.1 WAIVER

         The rights and remedies of Payee under this Promissory Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Promissory Note shall be effective unless in writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right to Payee arising out of this Promissory Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Promissory Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

3.2 NOTICES

         Any notice required, or permitted to be given hereunder shall be given in accordance with the terms of the Agreement.

3.3 SEVERABILITY

         If any provision in this Promissory Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Promissory Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid ore unenforceable.

3.4 GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS

         This Promissory Note will be governed by the laws of the State of Florida without regard to conflicts of laws principles.

3.5 PARTIES IN INTEREST

         This Promissory Note shall bind Maker and its successors and assigns. This Promissory Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will or, in default thereof, by operation of law.



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3.6 SECTION HEADINGS, CONSTRUCTION

         The headings of Sections in this Promissory Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Promissory Note unless otherwise specified.

         All words used in this Promissory Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

         IN WITNESS WHEREOF, Maker has executed and delivered this Promissory Note as of the date first stated above.

                                   ALTERNATIVE CONSTRUCTION
                                   COMPANY, INC.


                                   By:
                                      ----------------------------------------


                                   Title: President
                                          ------------------------------------
Accepted:

                                   QUALITY METAL SYSTEMS, LLC


                                   By:
                                      ----------------------------------------

                                   Title: Managing Member
                                          ------------------------------------


                                   ALTERNATIVE CONSTRUCTION
                                   TECHNOLOGIES, INC.


                                   By:
                                      ----------------------------------------

                                   Title: Director and Sole Shareholder
                                          ------------------------------------


                                   PAUL JANSSENS


                                   By:
                                      ----------------------------------------

                                   Title: Individually
                                          ------------------------------------



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